[GRAPHIC OMITTED]

                              [THIRD AVENUE FUNDS]

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

                              FIRST QUARTER REPORT
                                   (Unaudited)
                                 ---------------
                                January 31, 2000

                                  [TRUE BLANK]

                               [GRAPHIC OMITTED]

                              [THIRD AVENUE FUNDS]
                             THIRD AVENUE VALUE FUND


Dear Fellow Shareholders:

At January 31, 2000, the unaudited net asset value attributable to the 38,460,778 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $37.23 per share. This compares with a net asset value of $34.40 per share at October 31, 1999, and a net asset value at January 31, 1999 of $32.76 per share, both as adjusted for a subsequent distribution to stockholders. At February 23, 2000, the net asset value was $38.99 per share.

QUARTERLY ACTIVITY

Share redemptions dried up during the most recent quarter. The number of shares of common stock outstanding at January 31, 2000 was virtually identical to the number of shares of common stock outstanding at October 31, 1999.

During the quarter, one new subordinated debenture position was acquired and four new common stock positions were created EITHER DE NOVO or reinstated. Two common stock positions - Tompkins Trustco, Inc. Common Stock and ACE Ltd. Common Stock - were created out of mergers which resulted in exchanges for common stocks formerly held in the TAVF portfolio. Six common stock positions were increased during the quarter.

The Fund eliminated five positions during the quarter of which three were the results of the companies being acquired. One position, Lam Research Common, was eliminated because the issue appeared to be grossly overpriced; and one issue, Covance Common Stock, was sold because of a decision to concentrate our investments in the common stocks of Clinical Research Organizations ("CROs") in three other issues. Five existing positions were decreased essentially because of a desire to lighten up on holdings of semi-conductor equipment common stocks, which, at the end of the quarter, accounted for 34% of the Fund's net assets:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    NEW POSITIONS ACQUIRED
$24,839,000         CareMatrix Corp. 6.25% due 8/15/2004
                    ("CareMatrix Subordinates")
87,035 shares       ACE Ltd. Ordinary Shares ("ACE Common")
33,000 shares       D.R. Horton, Inc. Common Stock ("Horton Common")
347,000 shares      Kendle International Inc. Common Stock ("Kendle Common")
41,100 shares       Tompkins Trustco, Inc. Common Stock ("Tompkins Common")
379,000 shares      The Nissan Fire & Marine Insurance Co., Ltd. Common Stock
                    ("Nissan Common")
92,300 shares       Woronoco Bancorp Common Stock ("Woronoco Common")

                               [GRAPHIC OMITTED]

NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS
183,800 shares      Alamo Group, Inc. Common Stock ("Alamo Common")
464,000 shares      The Chiyoda Fire and Marine Insurance Co., Ltd. Common Stock
                    ("Chiyoda Common")
134,000 shares      Financial Security Assurance Holdings, Ltd. Common Stock
                    ("FSA Common")
420,900 shares      PAREXEL International Corp. Common Stock ("PAREXEL Common")
327,000 shares      Pharmaceutical Product Development, Inc. Common Stock
                    ("PPD Common")
17,700 shares       Tecumseh Products Co. Class B Common Stock
                    ("Tecumseh Common")

                    REDUCTIONS IN EXISTING POSITIONS
48,000 shares       AVX Corp. ("AVX Common")
300,000 shares      Applied Materials, Inc. Common Stock
                    ("Applied Materials Common")
100,300 shares      Electro Scientific Industries, Inc. Common Stock
                    ("Electro Scientific Common")
231,700 shares      GaSonics International Corp. Common Stock
                    ("GaSonics Common")
169,200 shares      KLA-Tencor Corp. Common Stock ("KLA Common")

                    POSITIONS ELIMINATED
133,900 shares      Capital Re Corp. Common Stock
                    ("Cap Re Common")
100,000 shares      Covance Inc. Common Stock
                    ("Covance Common")
376,400 shares      Lam Research Corp. Common Stock
                    ("Lam Common")
60,000 shares       Letchworth Independent Bancshares Corp.
                    ("Letchworth Common")
108,750 shares      Tyco International Ltd. Common Stock
                    ("Tyco Common")

The CareMatrix Subordinates were acquired at a yield to maturity of almost 36%. CareMatrix, which manages assisted living facilities for the elderly in the U.S., probably will continue to service its debt. If not, the CareMatrix Subordinates ought to work out okay, compared with our cost, in the event of a reorganization, either out-of-court or in Chapter 11. TAVF owns over 20% of the outstanding issue of CareMatrix Subordinates and, thus, is likely to be influential in the event the company seeks to reorganize and tries to preserve any values for CareMatrix Common Stock.

The common stocks of leading homebuilders, such as D.R. Horton, seem to be as depressed as the title insurers in whose common stocks the Fund has relatively large investments, First American Financial and Stewart Information Services. All three of these common stocks appear to be issues of fine companies and all three are likely to be influenced by the same general economic trends, as measured essentially by housing starts. The outlooks for 2000, and

                               [GRAPHIC OMITTED]

probably 2001, seem to be not as good as what was achieved in 1999, which to me seems hardly a reason why these common stocks should be so depressed so that they are selling at less than nine times average annual earnings achieved over the last housing cycle and less than three to four times earnings achieved at the most recent cyclical top.

Small, extremely well capitalized depository institutions, whose common stocks sell at substantial discounts from book value, have been an attractive arena for TAVF since the Fund's inception in 1990. Two such issues are Tompkins Common and Woronoco Common.

Because of the Fund's continued involvement with Innovative Clinical Solutions, Ltd. ("ICSL"), as the largest holder of ICSL Subordinates, it has become increasingly apparent that leading CRO's have excellent growth potentials and that various common stocks are currently available at attractive prices. Thus, during the quarter new, or expanded, investments were made into Kendle Common, PAREXEL Common and PPD Common.

TAVF sold its entire position in Nissan Common in the last fiscal year in order to realize losses for U.S. income tax purposes. The Fund is now reestablishing its position because of a view that Nissan, of all the Japanese non-life insurers held by TAVF, is the most likely take-over candidate.

It is part of the Fund's "style" to acquire the common stocks of well financed, prospering companies when Third Avenue can buy in at prices representing substantial discounts from what insiders paid for the same common stocks in the recent past. In December 1999, insiders acquired slightly over 2,000,000 newly issued shares of FSA Common at $54.20 per share; in January 2000, TAVF acquired 114,000 shares of FSA Common at an average price of $44.76 per share. In September 1998, Toyota Motor increased its interest in Chiyoda Common from 37% to 47% of the outstanding issue by buying Chiyoda Common at 500 yen; in January 2000, TAVF acquired 464,000 shares of Chiyoda Common at an all-in price of less than 285 yen.

Both Alamo Group and Tecumseh Products are industrial companies which seem to be prospering. The prices of these common stocks, however, seem unusually depressed whether measured by price-earnings ratios, price to asset value ratios or historic market prices for the common stocks.

Tyco Common Stock was received by the Fund in connection with the Tyco acquisition of AFC Cable. The Fund sold Tyco Common, a high PE ratio common stock.

GARP VS. GADCP

GARP stands for "Growth at a Reasonable Price." GARP is a usual standard for growth investing in the financial community by Outside, Passive, Minority Investors ("OPMIs"), such as mutual funds or individual investors. GADCP stands for "Growth at Dirt Cheap Prices" which is what TAVF tries to accomplish in making most of its investments.

GARP analysis tends to be quite different from GADCP analysis.

GARP analysis focuses strictly on forecasting future flows, - whether such flows are revenues, earnings or cash. An attractive common stock purchase is deemed to exist where future forecasted growth rates are greater than current ratios of price to flows. Thus, a common stock usually is deemed attractive under a GARP analysis if the common stock is

                               [GRAPHIC OMITTED]

selling at 20 times earnings and the forecasted future growth rate for earnings is something more than 20% compounded, say 25% compounded. However, the same common stock under a GARP analysis would not be attractively priced at 20 times earnings if the future growth rate were estimated to be something less than 20% per annum compounded.

In GARP analysis, heavy weight is placed on the past earnings record. Indeed, in much of GARP analysis it is assumed, in linear fashion, that future growth rates will approximate the growth rates achieved over the past one to five years. Rarely, if ever, is any weight at all given to balance sheet considerations in making forecasts, whether those balance sheet considerations involve the quality of resources in a business or the quantity of resources existing in a firm.

GARP analysis tends to revolve around a very short-run focus. If the immediate revenue, earnings, or cash flow outlooks are poor, common stock investment is to be foregone regardless of long-term prospects. A corollary of this is that the typical GARP securities buyer is short-run oriented and tries to buy at, or near, bottoms for securities prices.

Industry identification is very important in GARP; the securities buyer wants to get into industries that are generally recognized as growth industries in the financial community, say dot.com or telecommunications. Quite often, there is no independent analysis of growth potential, but rather only an acceptance of the generally recognized consensus. The underlying problem with going along with the generally recognized consensus is that the investor tends to buy what is popular when it is most popular. In other words, the investor has to pay up.
Historically, buying what is popular when it is most popular has been a prescription for disaster for investors, whether it was acquiring RCA Common in 1929, real estate tax shelters in 1985, or junk bonds in 1988.

In GADCP in general, and in the TAVF portfolio in particular, there is no emphasis on estimating future flows. Rather it is recognized that growth in common stock prices can come, and frequently does come, from sources other than corporate operations. Growth can come from judicious acquisitions (Capital Southwest Common); creating unrealized, and unrecorded, appreciation in asset values (Forest City Enterprise Common); creating "hidden assets" in the form of increases in adjusted book value (Legg Mason Common or FSA Common); having companies taken over by others at premium prices (AFC Cable Common or Integrated Systems Common); and possibly participating in corporate restructurings (ICSL Subordinates).

In forecasting future flows of revenues, earnings, or cash flows, no exclusivity in making these forecasts is given to the past earnings record under a GADCP analysis. It is recognized under GADCP that the Quality of Resources in a business and the Quantity of Resoures in a business tend to be equally important, and for some companies are more important than the past record in making reasonably accurate forecasts of future flows. This is simply giving recognition to Returns on Equity ("ROE") and Returns on Assets ("ROA") as part of the forecasting process with E-Equity and A-Assets being balance sheet items. In GADCP, though, there is strong recognition given to the fact that most forecasts, no matter what techniques are used to make them, are going to prove to have been inaccurate. It is just too difficult to properly put into forecasts factors such as competitive forces, technological innovations, inexperienced managements, business cycles, access to capital markets and "acts of God." Knowing of the inherent unreliability of its forecasts, TAVF tries to restrict its common stock investments to issues which enjoy very high quality resources where TAVF can acquire its interests at prices that represent a discount from the estimated quantity of resources that exist in a business.

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                               [GRAPHIC OMITTED]

GADCP is inherently long-term conscious. Indeed, securities markets tend to be efficient enough that a GADCP investor such as TAVF, is unlikely to find issues at attractive prices unless the near-term outlook is poor to clouded. For example, TAVF would be unlikely to find the pricing attractive currently for home builders and CRO's if these were industries where it was clear that operating results for 2000 and 2001 were bound to be better than what was achieved in 1998 and 1999.

Industry outlooks are as important for GADCP as they are for GARP. However, under GADCP, industry outlooks are based on independent analysis rather than conformity with a general consensus. The Fund concluded a few years back that semi-conductor equipment companies would have to participate fully in the growth of the internet and telecommunication industries simply because the internet and telecommunications could not come close to realizing their potentials unless there also occurred a dramatic increase in demand for increasingly sophisticated semi-conductor chips. At that time, there was no recognition of this thesis within any Wall Street general consensus. Third Avenue, therefore, could acquire the common stocks of well financed semi-conductor equipment companies at prices that were probably lower than a first stage venture capitalist would pay were these corporations being financed as start-ups. Under a TAVF analysis, it is assumed that Japanese non-life insurance companies ought to have a high growth potential because these companies seem to be the only capital rich financial institutions in a woefully capital short economy. There is, of course, no general recognition that this thesis might have validity. Common stocks of Japanese non-life insurance companies tend to sell at no more than 50% of net asset value plus deferred income taxes on the unrealized appreciation of portfolio securities. As far as Third Avenue is concerned, credit enhancement seems to be a genuine growth industry in that financial insurance is spreading into all types of credit instruments (it's just not municipals anymore) in a plethora of industrial countries other than the United States. There seems to be no general recognition that future growth prospects for financial insurers might be at least as good as their past growth records. The common stocks of leading financial insurers are available at discounts from adjusted book value. Further, if bio-tech is gong to realize the dramatic growth that seems implicit in the prices at which bio-tech common stocks are currently selling, then the CRO's, too, will have to realize dramatic growth. More so than large pharma-companies, bio-techs will have to farm out drug testing to CROs since most bio-techs lack the in-house capabilities for large scale, international testing. CROcommon stocks are selling at around 10 to 12 times earnings.

WALL STREET'S FLIGHT TO GARBAGE REVISITED

The small piece in the last Chairman's letter created quite a stir. Let me clarify.

The gravamen of the piece was to observe that bulge bracket investment bankers in recent years had become managing underwriters at crazy prices for the Initial Public Offerings ("IPO's") of common stock issues of companies with little or no revenues, no operating profits and little, or no, hope for operating profits for the foreseeable future. Six years ago, bulge bracket underwriters would not touch these issues. At that time, these issues were, to my knowledge, the province of small investment banks such as DH Blair and Oscar Gruss.

The important message of the piece was that TAVF would never invest in these IPO's, either at the initial offering price, or in the aftermarket. For example, the Fund would have no interest in an issue that had an IPO price of 15, and then sold in the aftermarket at 50. Rather Third Avenue might get interested when the issue became an anti-momentum

                               [GRAPHIC OMITTED]

common stock, and sold at, say 2 to 5 (provided, of course, that the issue continued to have a high quality balance sheet).

There was no intent on my part to denigrate any particular firm -- rather I wanted to emphasize that TAVF would continue to avoid those issues that I deemed to be vastly overpriced even though such avoidance resulted in an underperformance by the Fund in 1998 and 1999 relative to the S&P 500 and the NASDAQ Index. Nothing I have previously said has altered my opinion that Oscar Gruss, Goldman Sachs, Morgan Stanley and Merrill Lynch are fine businesses led by honorable managements with integrity. That does not mean, by any stretch of the imagination, that TAVF has to be interested in their IPO's or their stock market research.

The speculative excesses of recent years have, in my opinion, been of overwhelming importance in contributing to the buoyancy of the U.S. economy. It is hard to see how the entrepreneurial growth that has taken place would have taken place unless start-up, and infant, ventures had access through the IPO market to equity capital at, what for the issuers and insiders, has been super attractive pricing. Thus, it can be argued forcefully that firms such as Oscar Gruss, Goldman Sachs, Morgan Stanley and Merrill Lynch have made important contributions to the general prosperity we now enjoy as do other countries where these investment bankers have functioned, such as Oscar Gruss in Israel. So far, investments in these common stocks also seem to have paid off for many, if not most, OPMIs. I doubt very much though that these investments will continue to pay off for OPMI's. I think the probabilities are that OPMI's are riding for a fall. In any event, my loyalty as a fund manager is to the shareholders of TAVF for whom I will continue to try to buy value rather than hype.

I shall write you again when the Semi-Annual Report for the period to end April 30, 2000 is published.

Sincerely yours,



/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                         PRINCIPAL                                                                                         % OF
                         AMOUNT ($)    ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.09%
Oil Services             1,133,932     Cimarron Petroleum Corp. (c) (d)                       $    1,153,158               0.08%
                                                                                              --------------
Retail                     284,760     Lechmere, Inc. Trade Claim (a) (c)                             37,873
                           150,959     Montgomery Ward Trade Claim (a) (c)                            41,212
                                                                                              --------------
                                                                                                      79,085               0.01%
                                                                                              --------------
                                       TOTAL BANK AND OTHER DEBT
                                       (Cost $1,214,472)                                           1,232,243
                                                                                              --------------
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.53%
Assisted Living         24,839,000     CareMatrix Corp. 6.25%, due 8/15/04                         8,631,553               0.60%
Facilities                                                                                    --------------

Pharmaceutical          49,155,000     Innovative Clinical Solutions, Ltd. 6.75%, due 6/15/03     13,271,850               0.93%
Services                                                                                      --------------
                                       TOTAL CONVERTIBLE BONDS
                                       (Cost $33,174,285)                                         21,903,403
                                                                                              --------------

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.78%
Bermuda Based Financial  7,500,000     CGA Special Account Trust (b) (c)                           7,500,000               0.52%
Institutions                                                                                  --------------

Industrial              24,900,000     Hechinger Co. 6.95%, due 10/15/03 *                         2,801,250
                         8,500,000     Hechinger Co. 9.45%, due 11/15/12 *                           956,250
                                                                                              --------------
                                                                                                   3,757,500               0.26%
                                                                                              --------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $11,089,035)                                         11,257,500
                                                                                              --------------
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS - 0.36%
                         5,218,118     Freddie Mac, Collateralized Mortgage Obligation
                                       Series 1675 E, 5.85%, due 9/15/17                           5,192,132               0.36%
                                                                                              --------------
                                       TOTAL GOVERNMENT AGENCY BONDS
                                       (Cost $5,195,289)                                           5,192,132
                                                                                              --------------

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                            SHARES     ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 87.43%
Annuities & Mutual Fund    163,300     John Nuveen & Co., Inc. Class A                        $    5,797,150
Management & Sales         518,600     Liberty Financial Companies, Inc.                          10,825,775
                                                                                              --------------
                                                                                                  16,622,925               1.16%
                                                                                              --------------
Apparel Manufacturers      150,000     Kleinerts, Inc. (a) (c)                                     1,800,000               0.13%
                                                                                              --------------
Bermuda Based            3,341,703     CGA Group, Ltd. (a) (b) (c)                                         0
Financial Institutions      91,999     Cobalt Holdings, LLC (c)                                          920
                           118,449     ESG Re, Ltd. (a) (c)                                          784,725
                           210,917     LaSalle Re Holdings, Ltd.                                   2,715,556
                         1,064,516     St. George Holdings, Ltd. Class A (a) (b) (c)                 106,451
                             9,044     St. George Holdings, Ltd. Class B (a) (b) (c)                     905
                                                                                              --------------
                                                                                                   3,608,557               0.25%
                                                                                              --------------
Business Development        72,445     Capital Southwest Corp.                                     4,201,810               0.29%
Companies                                                                                     --------------

Computerized Trading       223,600     Investment Technology Group, Inc.                           7,937,800               0.55%
                                                                                              --------------
Computers, Networks        100,000     3Com Corp. (a)                                              5,075,000               0.35%
& Software                                                                                    --------------
Depository Institutions     53,000     Astoria Financial Corp.                                     1,543,625
                           218,500     Carver Bancorp, Inc. (b)                                    2,703,938
                            39,500     CNY Financial Corp.                                           711,000
                            61,543     Commercial Federal Corp.                                      892,373
                           197,307     Golden State Bancorp., Inc. (a)                             2,786,961
                            53,480     Golden State Bancorp., Inc. Warrants, 9/17/00 (a)             207,235
                           197,307     Golden State Bancorp, Inc. Litigation Tracking                197,307
                                       Warrants (a)
                            69,566     Peoples Heritage Financial Group, Inc.                      1,021,751
                            41,100     Tompkins Trustco, Inc.                                      1,140,525
                            92,300     Woronoco Bancorp                                              888,388
                                                                                              --------------
                                                                                                  12,093,103               0.84%
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                            SHARES     ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Financial Insurance        200,000     Ambac Financial Group, Inc.                            $    9,787,500
                           608,500     Enhance Financial Services Group, Inc.                      8,480,969
                         1,134,000     Financial Security Assurance Holdings, Ltd.                62,582,625
                           394,673     MBIA Inc.                                                  19,758,317
                                                                                              --------------
                                                                                                 100,609,411               7.03%
                                                                                              --------------

Food Manufacturers         328,000     J & J Snack Foods Corp. (a)                                 6,273,000
& Purveyors                109,100     Weis Markets, Inc.                                          4,684,481
                                                                                              --------------
                                                                                                  10,957,481               0.77%
                                                                                              --------------
Home Building               33,000     D.R. Horton, Inc.                                             381,563               0.03%
                                                                                              --------------
Industrial Equipment       398,900     Alamo Group, Inc.                                           4,362,969
                           123,900     Cummins Engine Co., Inc.                                    4,739,175
                           125,400     Tecumseh Products Co. Class A (b)                           5,721,375
                           435,000     Tecumseh Products Co. Class B (b)                          18,270,000
                                                                                              --------------
                                                                                                  33,093,519               2.31%
                                                                                              --------------
Industrial - Japan       2,200,000     Toyoda Automatic Loom Works, Ltd.                          44,280,855               3.09%
                                                                                              --------------
Insurance Holding           87,035     ACE Ltd.                                                    1,539,432
Companies                  200,678     ACMAT Corp. Class A (a) (b)                                 2,621,356
                           803,669     Danielson Holding Corp. (a) (b) (c)                         4,219,262
                           432,300     Risk Capital Holdings, Inc. (a)                             6,322,387
                             5,490     Sen-Tech International Holdings, Inc. (a) (c)               3,294,000
                            50,000     White Mountains Insurance Group Inc.                        5,625,000
                                                                                              --------------
                                                                                                  23,621,437               1.65%
                                                                                              --------------
Manufactured Housing        89,000     Liberty Homes, Inc. Class A                                   642,469
                            40,000     Liberty Homes, Inc. Class B                                   288,750
                                                                                              --------------
                                                                                                     931,219               0.07%
                                                                                              --------------
Medical Supplies           145,500     Analogic Corp.                                              5,238,000
& Services                 342,300     Datascope Corp. (a)                                        12,365,587
                           554,950     Prime Medical Services, Inc. (a)                            4,231,494
                           788,900     Protocol Systems, Inc. (a) (b)                              7,445,244
                            90,750     St. Jude Medical, Inc. (a)                                  2,251,734
                                                                                              --------------
                                                                                                  31,532,059               2.20%
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                            SHARES     ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Natural Resources &      1,160,000     Alexander & Baldwin, Inc.                              $    23,417,500
Real Estate                179,600     Catellus Development Corp. (a)                              2,245,000
                            31,000     Consolidated-Tomoka Land Co.                                  364,250
                           550,000     Forest City Enterprises, Inc. Class A                      14,334,375
                             7,500     Forest City Enterprises, Inc. Class B                         227,812
                           473,489     HomeFed Corp. (a)                                             255,684
                           955,000     Imperial Credit Commercial Mortgage Investment Corp.       10,743,750
                         1,180,336     Koger Equity, Inc.                                         18,590,292
                            14,600     LNR Property Corp.                                            273,750
                               846     Public Storage, Inc.                                           19,194
                           238,200     St. Joe Co.                                                 5,642,363
                         3,045,508     Tejon Ranch Co. (b) (c)                                    69,094,963
                                                                                              --------------
                                                                                                 145,208,933              10.14%
                                                                                              --------------
Non-Life Insurance-Japan 7,319,000     Mitsui Marine & Fire Insurance Co., Ltd.                   37,510,600
                         6,520,000     The Chiyoda Fire & Marine Insurance Co., Ltd.              18,226,716
                           379,000     The Nissan Fire & Marine Insurance Co., Ltd.                1,257,271
                         3,246,000     The Sumitomo Marine & Fire Insurance Co., Ltd. (a)         18,148,441
                         1,020,800     The Tokio Marine & Fire Insurance Co., Ltd.,
                                       Sponsored ADR                                              53,655,800
                         3,000,000     The Yasuda Fire & Marine Insurance Co., Ltd.               16,297,815
                                                                                              --------------
                                                                                                 145,096,643              10.13%
                                                                                              --------------
Oil Services               500,000     Nabors Industries, Inc. (a)                                14,812,500               1.03%
                                                                                              --------------
Paper & Related         126,605,679    Repap Enterprises Inc. (a) (b)                              8,862,398               0.62%
Products                                                                                      --------------

Pharmaceutical Services    347,000     Kendle International Inc. (a)                               4,012,187
                           475,900     PAREXEL International Corp. (a)                             6,305,675
                           400,000     Pharmaceutical Product Development, Inc. (a)                5,100,000
                                                                                              --------------
                                                                                                  15,417,862               1.08%
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                            SHARES     ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Security Brokers,          223,600     Jefferies Group, Inc.                                  $    4,933,175
Dealers &                  893,332     Legg Mason, Inc.                                           32,941,617
Flotation Companies      1,086,250     Raymond James Financial, Inc.                              20,638,750
                                                                                              --------------
                                                                                                  58,513,542               4.09%
                                                                                              --------------
Semiconductor              100,000     Applied Materials, Inc. (a)                                13,725,000
Equipment Manufacturers  1,700,000     AVX Corp.                                                 101,150,000
and Related              1,004,500     C.P. Clare Corp. (a) (b)                                    8,914,937
                         1,500,000     Electro Scientific Industries, Inc. (a) (b)               120,187,500
                         1,882,500     Electroglas, Inc. (a) (b)                                  55,416,094
                         2,320,900     FSI International, Inc. (a) (b)                            35,973,950
                           400,000     GaSonics International Corp. (a)                           11,975,000
                           200,000     KLA-Tencor Corp. (a)                                       11,725,000
                           300,000     Photronics, Inc. (a)                                        8,981,250
                         3,734,500     Silicon Valley Group, Inc. (a) (b)                         77,724,281
                           663,200     Veeco Instruments, Inc. (a)                                36,393,100
                                                                                              --------------
                                                                                                 482,166,112              33.67%
                                                                                              --------------
Small-Cap Technology       230,000     Evans & Sutherland Computer Corp. (a)                       2,645,000
                           424,000     Hypercom Corp. (a)                                          6,148,000
                           154,800     Integrated Systems, Inc. (a)                                4,150,575
                           247,200     Planar Systems, Inc. (a)                                    2,703,750
                           306,900     Vertex Communications Corp. (a) (b)                         6,464,081
                                                                                              --------------
                                                                                                  22,111,406               1.54%
                                                                                              --------------
Title Insurance          3,145,000     First American Financial Corp.                             37,346,875
                         1,951,400     Stewart Information Services Corp. (b)                     25,734,087
                                                                                              --------------
                                                                                                  63,080,962               4.41%
                                                                                              --------------
                                       TOTAL COMMON STOCKS AND WARRANTS
                                       (Cost $795,849,619)                                     1,252,017,097
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                            SHARES     ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.54%
Bermuda Based              601,554     CGA Group, Ltd., Series A (b) (c)                      $    15,038,851
Financial Institutions   6,045,667     CGA Group, Ltd., Series C (b) (c)                           7,039,176
                                                                                              --------------
                                                                                                  22,078,027               1.54%
                                                                                              --------------
Insurance Companies          4,775     Ecclesiastical Insurance, 8.625%                                8,443               0.00%
                                                                                              --------------
                                       TOTAL PREFERRED STOCK
                                       (Cost $19,864,204)                                         22,086,470
                                                                                              --------------
                        INVESTMENT
                          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.42%
Bermuda Based           $2,215,000     ESG Partners, LP (c)                                          728,358               0.05%
                                                                                              --------------
Financial Institutions
Financial Insurance     $15,000,000    American Capital Access Holdings, LLC (c)                  15,000,000
                        $  950,000     Insurance Partners II Equity Fund, LP (c)                     950,000
                                                                                              --------------
                                                                                                  15,950,000               1.11%
                                                                                              --------------
Insurance Holding       $3,667,341     Head Insurance Investors LP (c)                             3,667,341               0.26%
Companies                                                                                     --------------
                                       TOTAL LIMITED PARTNERSHIPS
                                       (Cost $21,887,756)                                         20,345,699
                                                                                              --------------

                         NOTIONAL
                         PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.04%
Foreign Currency        $90,000,000    Bear Stearns Currency Swap,
Swap Contracts                         Termination Date 4/22/00 (c) (e)                            1,202,291

                        $50,000,000    Bear Stearns Currency Swap,
                                       Termination Date10/27/00 (c) (f)                             (673,470)
                                                                                              --------------
                                                                                                     528,821               0.04%
                                                                                              --------------
                                       TOTAL OTHER INVESTMENTS
                                       (Cost $0)                                                     528,821
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                         PRINCIPAL                                                                                         % OF
                         AMOUNT ($)    ISSUES                                                       VALUE               NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.09%
Repurchase Agreements   83,558,780     Bear Stearns 5.72%, due date February 1, 2000 (g)      $   83,558,780               5.84%
                                                                                              --------------

U.S. Treasury Bills      2,500,000     U.S. Treasury Bill 5.00%+, 02/03/00                         2,499,316
                         1,200,000     U.S. Treasury Bill 5.88%+, 12/07/00 (h)                     1,138,982
                                                                                              --------------
                                                                                                   3,638,298               0.25%
                                                                                              --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $87,201,349)                                         87,197,078
                                                                                              --------------
                                       TOTAL INVESTMENT PORTFOLIO - 99.28%
                                       (Cost $975,476,009)                                     1,421,760,443
                                                                                              --------------
                                       OTHER ASSETS
                                       LESS LIABILITIES - 0.72%                                   10,248,232
                                                                                              --------------
                                       NET ASSETS - 100.00%                                   $1,432,008,675
                                       (Applicable to 38,460,778                              ==============
                                       shares outstanding)

                                       NET ASSET VALUE PER SHARE                                      $37.23
                                                                                                      ======

Notes:
(a) Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) The Fund is selling 9.5 billion Yen and paying an interest rate of 0.22% in exchange for 90 million U.S. Dollars and an interest rate of 5.18%.
(f) The Fund is selling 5.2 billion Yen and paying an interest rate of 0.22% in exchange for 50 million U.S. Dollars and an interest rate of 6.29%.
(g) Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $14,000,000, 6.80% matures 11/15/08: market value $7,761,320.
    U.S. Treasury Strips, par value $7,160,000, 6.66% matures 5/15/14: market value $2,770,061.
    U.S. Treasury Strips, par value $50,000,000, 8.50%, matures 2/15/20: market value $13,406,500.
    U.S. Treasury Strips, par value $50,000,000, 8.75%, matures 8/15/20: market value $13,328,000.
    U.S. Treasury Strips, par value $13,337,000, 8.125%, matures 5/15/21: market value $3,305,042.
    U.S. Treasury Strips, par value $14,635,000, 8.125% matures 5/15/21: market value $3,713,631.
    U.S. Treasury Strips, par value $29,450,000, 6.42% matures 2/15/22: market value $7,104,812.
    U.S. Treasury Strips, par value $93,320,000, 6.00% matures 2/15/26: market value $17,993,029.
    U.S. Treasury Strips, par value $86,100,000, 6.50%, matures 11/15/26: market value $15,847,566.
(h) Security segregated for future Fund commitments.
*   Issuer in default.
+   Annualized yield at date of purchase.
ADR:  American Depository Receipt.

                               [GRAPHIC OMITTED]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 2000, the end of the first fiscal quarter, the unaudited net asset value attributable to the 10,231,029 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $12.20 per share, compared with the Fund's net asset value of $11.23 per share at October 31, 1999, and a net asset value at January 31, 1999 of $11.81 per share, both as adjusted for a subsequent distribution to stockholders. At February 23, 2000, the net asset value was $12.80 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in four companies, added to seven of its 34 existing positions, and reduced its holdings in nine companies. At January 31, 2000, Small-Cap Value held positions in 38 companies, the top 10 positions of which accounted for approximately 44% of the Fund's net assets.

NUMBER OF SHARES    NEW POSITIONS ACQUIRED
24,300              Century Aluminum Co. Common Stock ("Century Common")
76,400              Kendle International Inc. Common Stock ("Kendle Common")
28,000              PAREXEL International Corp. Common Stock ("PAREXEL Common")
93,000              Pharmaceutical Product Development, Inc. Common Stock
                    ("PPD Common")

                    INCREASES IN EXISTING POSITIONS
19,000              Alamo Group, Inc. Common Stock ("Alamo Common")
70,700              Bel Fuse, Inc. Class B Common Stock ("Bel Fuse B Common")
5,200               Evans & Sutherland Computer Corp. Common Stock
                    ("E&S Common")
10,700              Financial Security Assurance Holdings Ltd. Common Stock
                    ("FSA Common")
5,000               First American Financial Corp. Common Stock
                    ("First American Common")
15,000              LaSalle Re Holdings, Ltd. Common Stock ("LaSalle Common")
6,000               MBIA Inc. Common Stock ("MBIA Common")

                    REDUCTIONS IN EXISTING POSITIONS
44,100              Alico, Inc. Common Stock ("Alico Common")
21,000              Avatar Holdings, Inc. Common Stock ("Avatar Common")
78,600              Centigram Communications Corp. Common Stock
                    ("Centigram Common")
35,200              C.P. Clare Corp. Common Stock ("Clare Common")
6,900               Deltic Timber Corp. Common Stock ("Deltic Common")

                               [GRAPHIC OMITTED]

400,000 The Nissan Fire & Marine Insurance Co., Ltd. Common Stock ("Nissan Common")

114,600             Sawako Corp., Sponsored ADR ("Sawako ADRs")

24,000              SpeedFam-IPEC, Inc. Common Stock ("SpeedFam Common")

14,700              ValueVision International, Inc. Class A Common Stock
                    ("ValueVision Common")

Though relatively small in size, the new additions to the portfolio hold tremendous promise. Kendle, PAREXEL and PPD Common each represent a way to participate, at attractive prices, in the longer-term growth of the pharmaceutical industry. Increases in existing positions are largely extensions of the buying programs from the prior quarter. Reductions of existing positions related primarily to cash raising exercises in order to meet shareholder redemptions. While disappointing, the redemptions have slowed significantly from the prior quarter. Moreover, the portfolio will generate new cash subsequent to the end of the quarter, owing to recent M&A activity. Cash proceeds from at least two takeovers should help mitigate the need for involuntary sales of existing holdings.

Though the public markets have not recognized the value in some of our holdings, it seems the private markets have, and the trend seems to be accelerating. At the end of last year, Capital Re was acquired by ACE Limited. This year, three existing holdings, Gleason Corporation, LaSalle Re, and Protocol each announced that the companies were in takeover or merger talks. Subsequent to the end of the Fund's fiscal quarter, a fourth holding, SpecTran Corporation, was acquired by Lucent Technologies. A fifth holding, C.P. Clare, has dissident shareholders pressuring the company to improve shareholder value.

Gleason Corporation announced that its management team would lead a cash buyout at a significant premium to the Fund's cost basis. LaSalle Re agreed to merge with Trenwick Group in a stock swap creating a larger, stronger organization. Protocol Systems became the target of an unsolicited bid by Invivo Corporation, and may well be "in play." The acquisition of SpecTran by Lucent Technologies, discussed in more detail below, was completed February 2, 2000.

At the time Small-Cap Value acquired its initial position in SpecTran Corporation common stock ("SpecTran Common") more than two years ago, the markets for optical fiber, cable and related components were clouded by a host of capacity issues within the industry, depressing the stock prices of many of the companies within the industry. What was clear, however, was that the longer-term demand for optical fiber and related components was likely to explode, as the build-out of various telecommunications networks required more fiber optic materials. With its newly constructed single mode and multi mode fiber capacity, SpecTran appeared to be one of the few interesting ways of participating in the growing demand for fiber optics.

Two years later, our theory proved correct. Demand for fiber optics has exploded, and equity multiples of companies with fiber optic anything have careened off the charts. Unfortunately for SpecTran shareholders, Lucent announced a cash tender offer for all of SpecTran's shares during July 1999, all but pre-empting the majority of SpecTran's value for itself. Adding insult to injury, and in stark contrast to the vast majority of tender offers, Lucent's bid, at $9 per share, came at a 22% DISCOUNT to the prior day's closing price of SpecTran's stock. That it took Lucent so long to

                               [GRAPHIC OMITTED]

close what should have been a quick deal testifies, at least in part, to the resistance of the deal from a high percentage of SpecTran shareholders. Lucent appears to have gained a terrific asset at rock bottom prices.

The financial projections below were supplied to Lucent and other bidders by SpecTran management during due diligence studies and were made public in filings with the SEC. Even modest multiples on these figures - never mind the ludicrous multiples paid by the public markets today - suggest a much higher value for SpecTran Common than the $9 per share, or $64 million, Lucent paid.

                   SPECTRAN CORPORATION FINANCIAL PROJECTIONS
                     ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------
                         1997    1998      1999      2000       2001      2002
--------------------------------------------------------------------------------
Sales                   $62.1    $70.9     $95.9    $110.1     $125.4     $148.7
EBIT                    $ 6.0   ($ 0.4)    $ 9.3    $ 11.0     $ 15.1     $ 24.9
Cash from Operations       na       na     $ 6.2    $ 11.7     $ 15.6     $ 20.9
EPS                     $0.67    $0.09     $0.52    $ 0.64     $ 0.97     $ 1.82
--------------------------------------------------------------------------------

Source: SpecTran Corp., SEC filing DEFM14C.

Ironically, the day after Lucent completed its acquisition of SpecTran, Corning Inc., the world's largest maker of fiber optic lines, announced its intentions to spend $750 million to expand its fiber-making capacity. Subsequent to Corning's announcement, Lucent announced its acquisition of Ortel Corporation, a maker of fiber optic components, for $3 billion.

While it's disappointing that the Fund did not realize the full value in SpecTran Common, it's gratifying that values are now getting recognized in many of our other positions by the private markets. One of the virtues of value investing, as practiced by Third Avenue, is that it does not rely on the public markets for an exit. Regardless of general market conditions, Third Avenue shareholders can benefit as either the private markets or public markets recognize the values in our holdings.

I look forward to writing you again when we publish our Semi-Annual Report dated April 30, 2000.

Sincerely,

/s/Curtis R. Jensen

Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                           % OF
                              SHARES   ISSUES                                                      VALUE                NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.99%
Bermuda Based Financial       134,000  LaSalle Re Holdings, Ltd.                              $    1,725,250            1.38%
                                                                                              --------------
Institutions
Construction-Japan            317,300  Sawako Corp., Sponsored ADR                                 1,715,403            1.37%
                                                                                              --------------
Financial Insurance            71,000  Financial Security Assurance Holdings Ltd.                  3,918,312
                              124,822  MBIA Inc.                                                   6,248,901
                                                                                              --------------
                                                                                                  10,167,213            8.15%
                                                                                              --------------
Industrial Equipment          310,000  Alamo Group, Inc.                                           3,390,625
                              161,600  Gleason Corp.                                               3,696,600
                                                                                              --------------
                                                                                                   7,087,225            5.68%
                                                                                              --------------
Life Insurance                179,000  FBL Financial Group, Inc. Class A                           2,327,000            1.86%
                                                                                              --------------
Manufactured Housing          184,300  Skyline Corp.                                               3,801,187            3.05%
                                                                                              --------------
Media                         125,000  ValueVision International, Inc. Class A (a)                 4,445,313            3.56%
                                                                                              --------------
Medical Supplies              278,000  Protocol Systems, Inc. (a)                                  2,623,625            2.10%
                                                                                              --------------
& Services
Metal & Metal Products         24,300  Century Aluminum Co.                                          328,050            0.26%
                                                                                              --------------
Natural Resources &           187,500  Alexander & Baldwin, Inc.                                   3,785,156
Real Estate                   197,300  Alico, Inc. (b)                                             3,082,813
                              139,000  Avatar Holdings, Inc. (a) (b)                               2,363,000
                              126,900  Cabot Industrial Trust                                      2,474,550
                              227,400  Deltic Timber Corp. (b)                                     5,116,500
                              206,000  Koger Equity, Inc.                                          3,244,500
                              200,000  Tejon Ranch Co. (d)                                         4,537,500
                            1,104,700  The TimberWest Forest Corp. (Canada)                        7,343,360
                                                                                              --------------
                                                                                                  31,947,379           25.60%
                                                                                              --------------
Non-Life                    2,025,000  The Nissan Fire & Marine
Insurance-Japan                        Insurance Co., Ltd.                                         6,717,607            5.38%
                                                                                              --------------
Paper & Related            13,000,000  Repap Enterprises Inc. (a)                                    910,000            0.73%
Products                                                                                      --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                          % OF
                              SHARES   ISSUES                                                      VALUE                NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Pharmaceutical Services        76,400  Kendle International Inc. (a)                              $  883,375
                               28,000  PAREXEL International Corp. (a)                               371,000
                               93,000  Pharmaceutical Product Development, Inc. (a)                1,185,750
                                                                                              --------------
                                                                                                   2,440,125            1.96%
                                                                                              --------------
Retail                        426,100  HomeBase, Inc. (a) (b)                                      1,358,194
                              261,700  Value City Department Stores, Inc. (a)                      4,007,281
                                                                                              --------------
                                                                                                   5,365,475            4.30%
                                                                                              --------------
Semiconductor                 484,800  C.P. Clare Corp. (a) (c)                                    4,302,600
Equipment Manufacturers       154,500  Electroglas, Inc. (a)                                       4,548,094
and Related                   417,400  FSI International, Inc. (a)                                 6,469,700
                               99,000  Silicon Valley Group, Inc. (a)                              2,060,438
                              175,000  SpeedFam-IPEC, Inc. (a)                                     2,635,937
                                                                                              --------------
                                                                                                  20,016,769           16.04%
                                                                                              --------------
Technology                    295,800  ACT Networks, Inc. (a)                                      2,218,500
                               25,000  Bel Fuse, Inc. Class A (a)                                    634,375
                              111,400  Bel Fuse, Inc. Class B (a)                                  2,339,400
                              248,300  Centigram Communications Corp. (a) (c)                      3,817,613
                              203,500  Evans & Sutherland Computer Corp. (a) (b)                   2,340,250
                              370,300  Planar Systems, Inc. (a)                                    4,050,156
                              490,600  SpecTran Corp. (a) (c)                                      4,400,069
                                                                                              --------------
                                                                                                  19,800,363           15.86%
                                                                                              --------------
Title Insurance               179,800  First American Financial Corp.                              2,135,125            1.71%
                                                                                              --------------
                                       TOTAL COMMON STOCKS
                                       (Cost $124,315,533)                                       123,553,109
                                                                                              --------------

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                           NOTIONAL                                                                                  % OF
                           PRINCIPAL   ISSUES                                                     VALUE            NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.00%
Foreign Option Contracts   $6,500,000  Japanese Yen February 2000 Put Options (d) (e)         $          975            0.00%
                                                                                              --------------
                                       TOTAL OTHER INVESTMENTS
                                       (Cost $217,750)                                                   975
                                                                                              --------------
                            PRINCIPAL
                            AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.92%
Repurchase Agreements         163,384  Bear Stearns 5.72%, due date February 1, 2000 (f)             163,384            0.13%
                                                                                              --------------
Repurchase Agreements -         4,762  Bear Stearns 2.94%, due date February 1, 2000 (g)               4,762
Collateral on               3,474,000  Bear Stearns 6.10%, due date February 1, 2000 (g)           3,474,000
Securities Loaned                                                                             --------------
                                                                                                   3,478,762            2.79%
                                                                                              --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $3,642,146)                                           3,642,146
                                                                                              --------------
                                       TOTAL INVESTMENT PORTFOLIO - 101.91%
                                       (Cost $128,175,429)                                       127,196,230
                                                                                              --------------
                                       OTHER ASSETS
                                       AND LIABILITIES - (1.91%)                                  (2,387,263)
                                                                                              --------------
                                       NET ASSETS - 100.00%                                   $  124,808,967
                                       (Applicable to 10,231,029                              ==============
                                       shares outstanding)

                                       NET ASSET VALUE PER SHARE                                      $12.20
                                                                                                      ======

 Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d) Restricted/fair valued securities.
(e) 6.5 million U.S. Dollar notional amount may be exercised on February 23, 2000 to sell 854.8 million Japanese Yen at a strike price of 131.50.
(f) Repurchase agreement collateralized by: U.S. Treasury Strips, par value $295,000, 11.25%, matures 8/15/08 : market value $166,675.
(g) Repurchase agreement collateralized by:
    U.S. Treasury Strips,  par value $20,000,  8.125%,  matures 5/15/21 : market value $4,956.
    U.S.  Treasury  Strips,  par value  $14,300,000,  8.125%,  matures 5/15/21 :
      market value $3,543,683.
 ADR:  American Depository Receipt.

                               [GRAPHIC OMITTED]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2000, the end of the first fiscal quarter of 2000, the unaudited net asset value attributable to the 1,042,495 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $10.85 per share. This compares with a net asset value of $10.78 per share at October 31, 1999, and a net asset value of $10.51 per share at January 31, 1999, both as adjusted for subsequent distributions to shareholders of $.311 per share. At February 23, 2000, the unaudited net assets totaled $11,565,266, attributable to the 1,060,355 common shares outstanding with a net asset value of $10.91 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 2000, the Fund established new positions in the common stocks of three companies and in the subordinated notes of one company. The Fund increased its position in the common stocks of 12 companies and reduced its position in the common stock of one company. At January 31, 2000, the Fund held positions in 24 companies, and was approximately 94.2% invested. The Fund's top 10 positions accounted for approximately 59.5% of the Fund's net assets.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    NEW POSITIONS ACQUIRED

$500,000 CareMatrix Corp. 6.25% Convertible Subordinated Notes due 8/15/04 ("CareMatrix Notes")

20,000 shares       D.R. Horton, Inc. ("Horton Common")
2,800 shares        ElderTrust ("ElderTrust Common")
14,700 shares       U.S. Home Corp. ("U.S. Home Common")

NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS

20,500              Anthracite Capital, Inc. ("Anthracite Common")
37,500              AMRESCO Capital Trust Inc. ("AMRESCO Common")
19,400              Avatar Holdings, Inc. ("Avatar Common")
4,600               Catellus Development Corp. ("Catellus Common")
21,900              Commercial Assets, Inc. ("Commercial Common")
1,000               Consolidated-Tomoka Land Co. ("Consolidated Common")

                               [GRAPHIC OMITTED]

5,000               Deltic Timber Corp. ("Deltic Common")
13,500              LNR Property Corp. ("LNR Common")
31,600              Prime Group Realty Trust ("Prime Common")
7,000               St. Joe Co. ("St. Joe Common")
32,000              United Investors Realty Trust ("United Common")
15,300              Wellsford Real Properties, Inc. ("Wellsford Common")

                    REDUCTIONS IN EXISTING POSITIONS

400                 Echelon International Corp., Inc. ("Echelon Common")


OVERVIEW OF NEW POSITIONS ESTABLISHED DURING THE QUARTER:

HOMEBUILDING INDUSTRY

For the last 18 months, the stock market has been pricing homebuilding common stocks at levels that reflect an anticipated severe downturn in the industry. Since November 1998, 30-year mortgage rates have increased by about 150 basis points and short-term rates (bank prime rate) have increased by about 100 basis points. However, homebuyers have shrugged off the rate increases, new home sales continue to set records, and homebuilders continue to report record earnings. Despite efforts by the Federal Reserve to slow down the economy by raising interest rates, employment, inflation, and housing affordability continue to be favorable for the homebuilding industry. We anticipate that homebuilding activity will ultimately slow down, especially if interest rates continue rising. Even if interest rates remain stable, it is unlikely that the industry can maintain such strong results indefinitely (1998 and 1999 were record years). Economists are predicting a housing slowdown in 2000 and 2001, but most homebuilders are reporting record backlogs (homes sold but not yet closed), and 2000 is looking like another strong year. Of course, it is possible that if mortgage rate increases make housing less affordable, homebuilders will face higher cancellation rates, resulting in fewer closings.

Third Avenue Funds' investment strategy includes buying common stocks of companies in industries where the near-term outlook is negative, provided the common stock is safe and cheap. The homebuilding industry certainly qualifies as an industry with near-term negative prospects. But at current prices, most homebuilder common stocks appear to be extremely cheap based upon price/earnings and price/book ratios. We believe that if the industry does slow down or the economy goes into a recession, the strongly capitalized and most geographically diverse homebuilders will be able to ride out the cycle and increase market share from smaller and/or weaker companies. We evaluate common stocks of companies in cyclical industries (like homebuilding or title insurance) by analyzing the average annual earn-

                               [GRAPHIC OMITTED]

ings over the most recent cycle, trying to make reasonable qualitative judgments about the cycle, and then calculating the current price/earnings ratio based on the average earnings. We assume that if a company is well financed, it won't get into trouble during the down cycle, and average earnings over the next cycle will likely be greater than the last one.

D.R. HORTON is the second largest and one of the most geographically diversified homebuilders in the United States, with operating divisions in 23 states and 40 markets located in the Mid-Atlantic, Midwest, Southeast, Southwest and West. The company sells its homes primarily to first-time and move-up homebuyers. The company also provides mortgage financing and TITLE SERVICES FOR HOMEBUYERS. IN DECEMBER 1999, PROFESSIONAL BUILDER magazine selected D.R. Horton as the 1999 "Builder of the Year". The company has a very strong balance sheet (debt to total assets equals about 50%) and a 22-year track record of increased revenues and earnings. The company continues to report record sales, closings, backlogs and earnings, and Horton Common has been trading at an all-time-low PE ratio of about 4.5x on trailing earnings, and at a 10% discount to book value. Since 1994, Horton Common has traded at an average PE ratio of 12.4x (with a high of 25.5x) and an average price/book ratio of 2.2x (with a high of 4.4x). We have been buying Horton Common at about 8.5 times the company's average earnings of $1.36 per share over the last five years. We expect that the company will earn substantially more than $1.36 per share on average over the next five years. If we are right, Horton Common should be a homerun. If we are wrong, we still could earn a reasonable return.

U.S. HOME is the nation's seventh largest homebuilder based on 1999 home deliveries. The company has communities in 33 metropolitan areas in 13 states. The company's products range from lower-end affordable homes to custom move-up homes. The company is also a leading developer of retirement/active adult and intergenerational communities. Additionally, the company provides mortgage-financing services for its homebuyers. Like D.R. Horton, U.S. Home has a very strong balance sheet (debt to total assets equals about 50%) and it is geographically diversified. One of the company's primary goals over the last few years has been to expand its retirement/active adult segment to 33% of total activity. Historically, margins on this product type have been substantially higher than on conventional housing. This transition necessitated larger capital outlays to acquire (including option payments), process for approvals, and develop larger tracts of land than is normally required for conventional housing. Approximately 48% of the company's total lots owned or under option are related to retirement/active adult operations. The company's land strategy has resulted in lower returns on assets and equity relative to its peers. The stock market has penalized U.S. Home Common as illustrated by a five-year average PE ratio of 8.1x and price/book ratio of 87%. At the current trading levels, we have purchased U.S. Home Common at about a 6.7x PE ratio on five-year average earnings and at 61% of book value. We like the company's long-term strategy and believe management has positioned the company to take advantage of the strong demand for retirement/active adult communities. Subsequent to the end of our fiscal quarter, U.S. Home entered into a merger agreement to be acquired. See "Resource Conversion Update" below.

LONG-TERM HEALTHCARE (ASSISTED-LIVING) INDUSTRY

The Fund made investments in the securities of two companies involved in the ownership and/or operation of assisted living facilities ("ALFs"). During the past five years, the assisted living industry has been one of the fastest growing niche markets in the United States. ALFs have become a preferred alternative for senior citizens who do not require the intensive medical attention provided by a skilled nursing facility ("SNF"), but cannot live independently due to physical and/or cognitive frailties. The assisted living industry has grown due to: (i) increased emphasis by both fed-

                               [GRAPHIC OMITTED]

eral and state governments on containment of long-term healthcare costs; (ii) limitations imposed in many states on construction of additional SNFs; and (iii) the relative affluence of the elderly segment of the population.

Unfortunately, as is often the case, the industry grew too fast. During the REIT boom of the mid-1990s, the capital markets embraced the industry and equity capital flowed freely to support the rapid development phase. Much of the development was financed by REITs that, fortunately, no longer have access to equity capital. Competition has caused fill-up rates to slow down, resulting in lower-than-expected returns. Despite the industry experiencing some overbuilding, mismanagement, and overly complex accounting, the ALF basic operating model appears to be sound. However, the near-term outlook for the industry appears uncertain. Several high-profile SNF operators have filed bankruptcy as a result of changes to Medicare reimbursement programs, and many REITs that own and lease ALFs also own and lease SNFs to some of these troubled operators. We expect there will be substantial consolidation of ALF operators as well as several bankruptcies.

CAREMATRIX CORP. operates approximately 61 ALFs in 18 states, of which 32 are owned or leased and 29 are managed. CareMatrix's business is closely tied to a privately held related entity, Chancellor Group ("Chancellor"), which is responsible for obtaining all of the financing to develop and build ALFs. CareMatrix earns development fees from Chancellor for coordinating the activities related to the properties during the development and construction phase. Once construction is completed, CareMatrix assumes all management responsibilities pursuant to a 10-year management contract and earns a management fee from Chancellor. During the development, construction and management phase, Chancellor (and not CareMatrix) assumes all risks of construction and operations. CareMatrix has the option to convert the management agreement into a "fair-market-value" lease, generally for a 15-year term plus options. CareMatrix usually exercises its option when the facility reaches profitability. During 1999, Chancellor began having problems obtaining financing for new ALFs which were in the development phase. Additionally, we presume that Chancellor got into a cash crisis due to (i) insufficient financing for projects under construction and (ii) negative cash flow on completed projects as a result of competition and slower fill-up. Consequently, we estimate that CareMatrix has not collected approximately $60 million of development and management fees from Chancellor, leaving the company in a precarious financial position even though the company's owned and leased properties appear to be operating profitably. The Fund has purchased CareMatrix Notes at a discount to face value, which should result in a yield to maturity of approximately 36% assuming no default. We believe, however, that there is a high likelihood that CareMatrix and/or Chancellor will file Chapter 11. We figure that in the event CareMatrix reorganizes pursuant to a Chapter 11 plan, the holders of CareMatrix Notes will own nearly all of the reorganized company's equity. I should note here that the Third Avenue Value Fund ("TAVF") has also purchased CareMatrix Notes in sufficient quantity such that it will have significant input in any plan of reorganization. Without TAVF's involvement in CareMatrix Notes, it is safe to assume that Third Avenue Real Estate Value Fund, with its limited resources, would not be a player.

ELDERTRUST is a healthcare REIT that owns interests in 15 ALFs, eight SNFs, six medical office buildings and one independent living facility. The Fund made an initial investment in ElderTrust Common during the quarter. Subsequent to quarter-end, we determined that the risks related to the company's largest tenant/operator were significantly higher than originally estimated. As a result, the Fund recently sold its position in ElderTrust Common (at a small profit).

                               [GRAPHIC OMITTED]

RESOURCE CONVERSION UPDATE

Due to the nature of our portfolios at Third Avenue Funds, resource conversion activities will more often than not be the catalyst that closes the gap between the price we pay for securities and their intrinsic value. Resource conversions include mergers, management buyouts, tender offers, major share buybacks, hostile takeovers and leveraged buyouts, among others. Fortunately, as value investors, we often do not have to rely on the public markets. We can realize capital appreciation as a result of private market transactions or by the public markets ultimately recognizing intrinsic value. One of the benefits of buying at a discount to net asset value is the creation of multiple exit strategies that would not be available if we "paid up" for securities. The Fund holds positions in 24 companies, of which nearly half are currently involved in material resource conversion activities. These include:

AVATAR HOLDINGS - Sold its Florida water and wastewater utilities assets and some non-core real estate assets. The company has recently announced board approval for a $20 million buyback of common shares and convertible notes. The company has approximately $150 million in cash as a result of asset sales, and we expect that additional buybacks will be initiated.

ECHELON INTERNATIONAL - Recently announced a tender offer for 100% of the outstanding common shares at $34 per share. The Fund's average cost for Echelon Common is approximately $22.50 per share.

ST. JOE COMPANY - Sold its sugar business and farming rights and announced its intent to sell 800,000 acres of timberlands. The company also announced its plan to spin-off to St. Joe shareholders its 54% interest in Florida East Coast Industries, a publicly-traded company that we estimate represents approximately 40% of the value of St. Joe Common at current prices. Furthermore, St. Joe has recently repurchased over 6.5 million common shares, representing approximately 7% of the total outstanding.

SECURITY CAPITAL GROUP - Completed a $100 million buyback of common shares and announced board approval for an additional $100 million buyback. Combined, the buybacks will represent more than 12% of the outstanding common shares.

U.S. HOME - On February 17, 2000, announced that it has entered into a definitive merger agreement with Lennar Corporation. The combined company will become the largest homebuilder in the United States. Lennar will acquire U.S. Home for approximately $36 per share in cash and stock. The Fund's average cost for U.S. Home Common is approximately $25.30 per share.

WELLSFORD REAL PROPERTIES - Repurchased 1.45 million common shares pursuant to a 2 million-share buyback authorization. The buyback represents approximately 10% of the outstanding common shares.

AMRESCO CAPITAL TRUST - Terminated its merger agreement with Impac Commercial Holdings. We expect that the company will either be acquired or liquidated.

COMMERCIAL ASSETS - Entered into a stock-for-stock merger agreement with Asset Investors Corp. We expect the merger to close during the second quarter of 2000.

                               [GRAPHIC OMITTED]

IMPERIAL CREDIT - Entered into an all-cash merger agreement with Imperial Credit Industries. We expect the merger to close by the end of March 2000.

PRIME GROUP REALTY - Announced its intention to sell up to $500 million of its real estate holdings and use half the proceeds to buyback common shares and the balance to pay down debt. At current prices, the share buyback could represent more than 75% of the outstanding common shares.

UNITED INVESTORS - Announced board authorization for a buyback of approximately 11% of the outstanding common shares. The buyback will be funded primarily by property sales.

I look forward to writing to you again when we publish our Semi-Annual Report for the period ending April 30, 2000.



Sincerely,



/s/ Michael H. Winer

Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                           PRINCIPAL                                                                                   % OF
                           AMOUNT ($)  ISSUES                                                      VALUE             NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.54%
Assisted Living               500,000  CareMatrix Corp. 6.25%, due 8/15/04                    $      173,750            1.54%
Facilities                                                                                    --------------
                                       TOTAL CONVERTIBLE BONDS
                                       (Cost $181,609)                                               173,750
                                                                                              --------------
                               SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 92.69%
Home Building                  20,000  D.R. Horton, Inc.                                             231,250
                               14,700  U.S. Home Corp. (a)                                           351,881
                                                                                              --------------
                                                                                                     583,131            5.16%
                                                                                              --------------
Natural Resources              11,500  Deltic Timber Corp.                                           258,750
                                4,000  The TimberWest Forest Corp. (Canada)                           26,590
                                                                                              --------------
                                                                                                     285,340            2.52%
                                                                                              --------------
Real Estate Development        47,400  Avatar Holdings, Inc. (a)                                     805,800
                               38,000  Catellus Development Corp. (a)                                475,000
                               10,700  Consolidated-Tomoka Land Co.                                  125,725
                               17,000  Echelon International Corp., Inc. (a)                         553,562
                               30,700  Forest City Enterprises, Inc. Class A (b)                     800,119
                               37,500  LNR Property Corp.                                            703,125
                               28,500  St. Joe Co.                                                   675,094
                               60,700  Wellsford Real Properties, Inc. (a)                           508,362
                                                                                              --------------
                                                                                                   4,646,787           41.08%
                                                                                              --------------
Real Estate Holding Company    25,500  Security Capital Group, Inc. (a)                              325,125            2.87%
                                                                                              --------------
Real Estate Investment Trust   42,000  Aegis Realty, Inc.                                            357,000
                               64,000  AMRESCO Capital Trust Inc.                                    588,000
                               75,500  Anthracite Capital, Inc.                                      514,344
                               79,300  Commercial Assets, Inc.                                       381,631
                                2,800  ElderTrust                                                     17,850
                               72,000  Imperial Credit Commercial Mortgage Investment Corp.          810,000

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2000
                                   (UNAUDITED)

                                                                                                                       % OF
                               SHARES  ISSUES                                                      VALUE             NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
                               22,000  Koger Equity, Inc.                                     $      346,500
                               55,800  Prime Group Realty Trust                                      777,712
                               87,000  United Investors Realty Trust                                 483,938
                                                                                              --------------
                                                                                                   4,276,975           37.81%
                                                                                              --------------
Title Insurance                31,000  First American Financial Corp.                                368,125            3.25%
                                                                                              --------------
                                       TOTAL COMMON STOCKS
                                       (Cost $10,478,253)                                         10,485,483
                                                                                              --------------
                            PRINCIPAL
                           AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.84%
Repurchase Agreements -       321,300  Bear Stearns 6.10%, due date February 1, 2000 (c)             321,300            2.84%
                                                                                              --------------
Collateral on Securities Loaned
                                       TOTAL SHORT TERM INVESTMENTS                                  321,300
                                                                                              --------------
                                       (Cost $321,300)
                                       TOTAL INVESTMENT PORTFOLIO - 97.07%
                                       (Cost $10,981,162)                                         10,980,533
                                                                                              --------------
                                       OTHER ASSETS
                                       LESS LIABILITIES - 2.93%                                      331,433
                                                                                              --------------
                                       NET ASSETS - 100.00%                                   $   11,311,966
                                       (Applicable to 1,042,495                               ==============
                                       shares outstanding)

                                       NET ASSET VALUE PER SHARE                                      $10.85
                                                                                                      ======

Notes:
   (a) Non-income producing securities.
   (b) Securities in whole or in part on loan.
   (c) Repurchase agreement collateralized by:
       U.S. Treasury Strips, par value $1,325,000, 8.125%, matures 5/15/21: market value $328,348.

[TRUE BLANK]

[TRUE BLANK]

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                                   PFPC, Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                [GRAPHIC OMITTED]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com